UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
May 8, 2006

(Date of Earliest Event Reported: April 12, 2006)

SOUTHERN NATURAL GAS COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	1-2745	63-0196650
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amended Report on Form 8-K/A (Amendment No. 1) is being filed with the Securities and Exchange Commission (“SEC”) to update the disclosures originally reported in our Current Report on Form 8-K filed with the SEC on April 19, 2006 regarding the change in our certifying accountant. This amended report amends the previously filed report in its entirety.

Item 4.01 Changes in Registrant’s Certifying Accountant

As previously disclosed in a Form 8-K filed with the SEC on April 19, 2006, on April 12, 2006, the Audit Committee of the Board of Directors (“Audit Committee”) of El Paso Corporation (“El Paso”), our parent, appointed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the fiscal year ending December 31, 2006, and dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), our current independent registered public accounting firm.  On April 17, 2006, our Board of Directors approved the Audit Committee’s decision and appointed E&Y as our independent registered public accounting firm for the fiscal year ending December 31, 2006. Please see the Audit Committee's Report in El Paso’s Notice of Annual Meeting of Stockholders and Proxy Statement, which was filed with the SEC on March 30, 2006, for information regarding the proposal process.  At April 12, 2006, PricewaterhouseCoopers agreed to complete its procedures regarding our unaudited condensed financial statements for the quarter ended March 31, 2006 and the Form 10-Q in which such financial statements would be included. PricewaterhouseCoopers has now completed those procedures and the Form 10-Q in which such financial statements were included was filed with the SEC on May 5, 2006.

 PricewaterhouseCoopers’ reports on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2005 and 2004, and through May 5, 2006, there were no disagreements with PricewaterhouseCoopers on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to PricewaterhouseCoopers’ satisfaction, would have caused PricewaterhouseCoopers to make reference thereto in its reports on the financial statements for such years.

During the fiscal years ended December 31, 2005 and 2004, and through May 5, 2006, there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses as of December 31, 2004 regarding the following: (i) access to financial application programs and data, and (ii) identification, capture and communication of financial data used in accounting for non-routine transactions or activities.  Such material weaknesses are described in Item 9A, the "Controls and Procedures" section of our Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee discussed the material weaknesses with PricewaterhouseCoopers and has authorized PricewaterhouseCoopers to respond fully to the inquiries of E&Y concerning such material weaknesses.  As described in our 2005 Annual Report on Form 10-K, we concluded that our disclosure controls and procedures were effective as of December 31, 2005.

PricewaterhouseCoopers was asked to furnish us a letter, addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of that letter, which was originally dated April 18, 2006 and has now been updated to May 8, 2006, is filed as Exhibit 99.A to this Form 8-K.

During our two most recent fiscal years ended December 31, 2005 and 2004, and through May 5, 2006, we did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.A	Letter dated May 8, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN NATURAL GAS COMPANY

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

 Dated:  May 8, 2006

EXHIBIT INDEX

Exhibit Number	Description

99.A	Letter dated May 8, 2006 to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.